4TH QUARTER 2026 RESULTS March 4, 2026 THE PEOPLE CONNECTING AMERICA®

2 CAUTION CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified with words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “forecast,” “target,” “outlook,” “may,” “should,” “could,” and similar expressions, as well as statements written in the future tense. These statements, as well as any other written or oral forward-looking statements we may make from time to time in other SEC filings or other public communications are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include those related to the Company’s current assumptions regarding future business and financial performance, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include: projections of revenues, income or loss, or capital expenditures; future economic conditions and trends in the industries we serve; changes in government policies and laws affecting our business, including related to funding for infrastructure projects, trade restrictions and tariff policies or changes to tax laws; our highly concentrated customer base; the competitive environment in which we operate; changes to customer capital budgets and spending priorities; our plans for future operations, growth and services, including contract backlog; our plans for future acquisitions, dispositions or financial needs; expected benefits and synergies of businesses acquired and future opportunities for the combined businesses; our significant accounts receivable and contract assets; the availability of capital; restrictions imposed by our senior notes and credit agreement; use of our cash flow to service our debt; potential liabilities or other adverse effects arising from occupational health, safety, and other regulatory matters; potential exposure to environmental liabilities; our potential exposure to litigation, indemnity claims, warranty claims, and other liabilities and disputes; whether the carrying value of the Company’s assets may be impaired; the impacts of public health emergencies; the impact of seasonality and adverse climate and weather conditions; the impact of technological change on our customers’ spending and our ability to keep pace with technological developments; our ability to attract qualified employees and subcontractors; the impact of a failure, outage or cybersecurity breach of our technology or information technology systems or those of third-party providers; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided beginning on slide 11 of this presentation. The Company does not reconcile its forward- looking non-GAAP financial measures to the corresponding U.S. GAAP measures, due to variability in making projections and/or certain information not being ascertainable; and because not all of the information and components necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. IMPORTANT INFORMATION

3 Our strong fourth quarter performance closed a record year for Dycom, with ramping organic growth, meaningful margin expansion and increased Free Cash Flow. We executed against our strategy, setting new benchmarks across nearly every financial metric we track while fundamentally broadening our reach through strategic M&A. “ “ FINANCIAL HIGHLIGHTS Record fourth quarter and annual revenue and strong margin expansion $ MILLIONS, except EPS Q4 2026 Q4 2025 Y/Y Total Contract Revenues1 $ 1,457.6 $ 1,084.5 34.4% Organic Revenue Growth 16.6% Adjusted EBITDA $ 162.4 $ 116.4 39.6% Adjusted EBITDA % 11.1% 10.7% 41 bps Adjusted Diluted EPS2 $ 2.03 $ 1.43 42.0% $ MILLIONS, except EPS FY 2026 FY 2025 Y/Y Total Contract Revenues1 $ 5,545.9 $ 4,702.0 17.9% Organic Revenue Growth 6.5% Adjusted EBITDA $ 737.7 $ 576.3 28.0% Adjusted EBITDA % 13.3% 12.3% 105 bps Adjusted Diluted EPS2 $ 11.97 $ 9.23 29.7% Reconciliations of non-GAAP measures begin on slide 11 - Dan Peyovich, President and CEO

4 BACKLOG Key wins across diverse demand drivers support backlog quality Total Backlog3 and Next 12 Months Backlog increased 23.0% and 37.0% year-over-year, respectively Q4 2026 includes $1.209 billion of acquired backlog, of which $1.108 billion is included in the Next 12 Months Backlog $ BILLIONS Next 12 Months Backlog $7.760 $8.127 $7.989 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 $4.642 $4.685 $4.604 $4.994 $6.358 $8.222 $9.542

5 Q4 2026 Q4 2025 FY 2026 FY 2025 $ MILLIONS Total Contract Revenues $ 1,361.7 $ 1,084.5 $ 5,450.1 $ 4,702.0 Adjusted EBITDA $ 151.3 $ 116.4 $ 726.6 $ 576.3 Adjusted EBITDA % 11.1% 10.7% 13.3% 12.3% Q4 2026 Q4 2025 $ MILLIONS Total Backlog3 $ 8,333 $ 7,760 Next 12 Months Backlog (included in Total Backlog) $ 5,250 $ 4,642 Record results driven by continued strong demand from FTTH programs, wireless activity, long-haul and middle mile fiber infrastructure deployments, growing inside the fence opportunities and maintenance and operations services COMMUNICATIONS SEGMENT

BUILDING SYSTEMS SEGMENT 6 Q4 2026 $ MILLIONS Total Contract Revenues $ 95.8 Adjusted EBITDA $ 11.1 Adjusted EBITDA % 11.6% Q4 2026 $ MILLIONS Total Backlog3 $ 1,209 Next 12 Months Backlog (included in Total Backlog) $ 1,108 Reflects the results of Power Solutions, LLC following the December 23, 2025 acquisition date

DEBT AND LIQUIDITY OVERVIEW Debt maturity profile and strong liquidity position provide financial flexibility DEBT SUMMARY Q4 2026 Q3 2026 $ MILLIONS 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility:4 Term Loan Facility A, matures December 2030 1,540.0 445.0 Term Loan Facility B, matures January 2033 800.0 - Revolving Facility, matures December 2030 - - Total Notional Amount of Debt $ 2,840.0 $ 945.0 Less: Cash and Equivalents 709.2 110.1 Notional Net Debt $ 2,130.8 $ 834.9 Liquidity5 $ 1,455.5 $ 706.5 7

CASH FLOW OVERVIEW Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage CASH FLOW SUMMARY $ MILLIONS Q4 2026 Q4 2025 FY 2026 FY 2025 Operating cash flows $ 419.0 $ 328.2 $ 642.5 $ 349.1 Capital expenditures, net of proceeds from sale of assets $ (51.9) $ (59.8) $ (207.2) $ (211.3) Cash paid for acquisitions, net of cash acquired $ (1,628.6) $ - $ (1,628.6) $ (183.9) Borrowings (Repayments) on Senior Credit Facility $ 1,895.0 $ (155.0) $ 1,890.0 $ 135.0 Debt issuance costs $ (33.9) $ - $ (33.9) $ (6.7) Repurchase of common stock $ - $ (35.9) $ (30.2) $ (65.6) Other financing and investing activities, net $ (0.6) $ (0.2) $ (16.3) $ (25.0) Q4 2026 Q4 2025 FY 2026 FY 2025 Free Cash Flow $ 367.1 $ 268.5 $ 435.3 $ 137.8 Q4 2026 Q4 2025 Days Sales Outstanding (DSO)6 101 114 8

9 $6.85 BILLION to $7.15 BILLIONTOTAL CONTRACT REVENUES FISCAL 2027 OUTLOOK FISCAL YEAR ENDING JANUARY 30, 2027 TOTAL CONTRACT REVENUES BY SEGMENT: COMMUNICATIONS BUILDING SYSTEMS $5.70 BILLION to $5.90 BILLION $1.15 BILLION to $1.25 BILLION The Company also anticipates continued Adjusted EBITDA margin expansion. In Communications, the Company expects modest Adjusted EBITDA segment margin improvement as operating leverage offsets continued investment to support its growth. The Company expects Building Systems to deliver a mid-teens Adjusted EBITDA segment margin as it scales the business to capitalize on favorable sector tailwinds. For additional information regarding the Company’s outlook, please see the “Outlook Expectations Summary” available on the Company’s Investor Center website posted in connection with the Q4 2026 results conference call.

10 Q1 2027 OUTLOOK QUARTER ENDING MAY 2, 2026 $1.64 BILLION to $1.71 BILLIONTOTAL CONTRACT REVENUES $202 MILLION to $218 MILLIONNON-GAAP ADJUSTED EBITDA NON-GAAP ADJUSTED DILUTED EPS2 $2.57 to $2.90 For additional information regarding the Company’s outlook, please see the “Outlook Expectations Summary” available on the Company’s Investor Center website posted in connection with the Q4 2026 results conference call.

Q4 2026 NON-GAAP RECONCILIATIONS

12 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, slide presentations, conference calls and webcasts, it may use or discuss non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues – contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding certain non-recurring items, adjusted for the additional week in the fourth quarter of fiscal 2026, the quarter ended January 31, 2026, as a result of the Company’s 52/53 week fiscal year. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. • Non-GAAP Adjusted EBITDA – EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted for gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. • Non-GAAP Adjusted Net Income - GAAP net income before amortization of intangible assets as well as certain non-recurring items and the related tax impact. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. • Notional Net Debt - aggregate face amount of outstanding debt less cash and equivalents. • Free Cash Flow – net cash provided by operating activities less capital expenditures, net of proceeds from the sale of property and equipment. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Stock-based compensation modification - In connection with the Company’s CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the modification because the Company believes it is not indicative of its underlying results or ongoing operations. • Acquisition and integration costs - Acquisition and integration costs include transaction related costs of recently acquired businesses and costs associated with integration activities. The Company excludes these costs from its non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations. • Loss on debt extinguishment - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with amendments of the Company’s credit agreement. Management believes excluding the loss on debt extinguishment from the Company’s non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results. • Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period. EXPLANATION OF NON-GAAP FINANCIAL MEASURES

13 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Contract Revenues – GAAP $ 1,457.6 $ 1,084.5 $ 5,545.9 $ 4,702.0 Contract Revenues – GAAP Growth % 34.4% 17.9% Contract Revenues – GAAP $ 1,457.6 $ 1,084.5 $ 5,545.9 $ 4,702.0 Revenues from acquired businesses7 (95.8) - (563.8) (109.1) Additional week of revenue as a result of the Company’s 52/53 week fiscal year8 (97.3) - (90.8) - Non-GAAP Organic Contract Revenues $ 1,264.5 $ 1,084.5 $ 4,891.3 $ 4,592.9 Non-GAAP Organic Contract Revenues Growth % 16.6% 6.5% NON-GAAP ORGANIC CONTRACT REVENUES AND GROWTH % UNAUDITED $ MILLIONS Amounts in table above may not add due to rounding

14 Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Net income $ 16.3 $ 32.7 $ 281.2 $ 233.4 Pre-tax Adjustments: Amortization expense2 33.1 10.0 68.8 31.4 Acquisition and integration costs9 18.8 - 18.8 4.2 Loss on debt extinguishment10 7.3 - 7.3 1.0 Stock-based compensation modification11 - 2.1 - 11.4 Tax impact of pre-tax adjustments (14.9) (2.7) (24.0) (9.2) Total adjustments, net of tax 44.2 9.4 70.9 38.7 Non-GAAP Adjusted Net Income $ 60.5 $ 42.1 $ 352.1 $ 272.2 GAAP diluted earnings per common share $ 0.55 $ 1.11 $ 9.56 $ 7.92 Total adjustments, net of tax 1.48 0.32 2.41 1.31 Non-GAAP Adjusted Diluted Earnings per Common Share $ 2.03 $ 1.43 $ 11.97 $ 9.23 Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share 29.8 29.5 29.4 29.5 NON-GAAP ADJUSTED NET INCOME AND NON-GAAP ADJUSTED DILUTED EARNINGS PER SHARE UNAUDITED $ MILLIONS, EXCEPT SHARE AMOUNTS Amounts in table above may not add due to rounding RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

15 Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Net income $ 16.3 $ 32.7 $ 281.2 $ 233.4 Interest expense, net 23.1 16.1 66.5 61.0 Provision for income taxes 1.6 11.6 86.7 74.4 Depreciation and amortization 88.2 54.8 269.6 198.6 EBITDA 129.2 115.1 704.0 567.4 Gain on sale of fixed assets (2.1) (7.7) (26.7) (36.5) Stock-based compensation expense 9.3 9.0 34.5 40.3 Acquisition and integration costs9 18.8 - 18.8 4.2 Loss on debt extinguishment10 7.3 - 7.3 1.0 Non-GAAP Adjusted EBITDA $ 162.4 $ 116.4 $ 737.7 $ 576.3 Non-GAAP Adjusted EBITDA % of contract revenues 11.1% 10.7% 13.3% 12.3% Segment: Communications $151.3 $116.4 $726.6 $576.3 Building Systems 11.1 - 11.1 - Non-GAAP Adjusted EBITDA $ 162.4 $ 116.4 $ 737.7 $ 576.3 NON-GAAP ADJUSTED EBITDA UNAUDITED $ MILLIONS Amounts in table above may not add due to rounding RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

16 Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Income before income taxes $ 76.6 $ 60.3 $ 470.0 $ 369.8 Interest (income) expense, net - (0.0) 0.0 (0.0) Depreciation and amortization 67.6 54.8 249.0 198.6 EBITDA 144.2 115.1 719.0 568.3 Gain on sale of fixed assets (2.1) (7.7) (26.7) (36.5) Stock-based compensation expense 9.2 9.0 34.4 40.3 Acquisition and integration costs9 - - - 4.2 Non-GAAP Adjusted EBITDA $ 151.3 $ 116.4 $ 726.6 $ 576.3 Non-GAAP Adjusted EBITDA % of contract revenues 11.1% 10.7% 13.3% 12.3% COMMUNICATIONS SEGMENT - NON-GAAP ADJUSTED EBITDA UNAUDITED $ MILLIONS Amounts in table above may not add due to rounding RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

17 Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Income (loss) before income taxes $ (9.6) $ - $ (9.6) $ - Interest (income) expense, net (0.0) - (0.0) - Depreciation and amortization 20.6 - 20.6 - EBITDA 11.0 - 11.0 - Stock-based compensation expense 0.1 - 0.1 - Non-GAAP Adjusted EBITDA $ 11.1 $ - $ 11.1 $ - Non-GAAP Adjusted EBITDA % of contract revenues 11.6% -% 11.6% -% BUILDING SYSTEMS SEGMENT - NON-GAAP ADJUSTED EBITDA UNAUDITED $ MILLIONS Amounts in table above may not add due to rounding RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

18 Quarter Ended January 31, 2026 Quarter Ended January 25, 2025 Fiscal Year Ended January 31, 2026 Fiscal Year Ended January 25, 2025 Net cash provided by operating activities $ 419.0 $ 328.2 $ 642.5 $ 349.1 Less: Net capital expenditures Capital expenditures (54.4) (68.5) (240.8) (250.5) Proceeds from sale of assets 2.5 8.7 33.6 39.1 Net capital expenditures (51.9) (59.8) (207.2) (211.3) Free Cash Flow $ 367.1 $ 268.5 $ 435.3 $ 137.8 FREE CASH FLOW UNAUDITED $ MILLIONS Amounts in table above may not add due to rounding RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

19 1. AT&T, Verizon, and Lumen each exceeded 10% of total revenues for Q4 2026. Customers exceeding 5% of total revenues for Q4 2026 were Brightspeed, Charter, Comcast and Uniti. 2. The Company excludes amortization of intangible assets from its Non-GAAP Adjusted Net Income beginning with the results reported for the fourth quarter and fiscal year ended January 31, 2026. Amortization of intangible assets are impacted by the Company’s acquisition activities and therefore can vary from period to period. The exclusion of the amortization expense from the Company’s non-GAAP financial measures provides management with a consistent measure for assessing financial results. Prior periods have been adjusted for comparability with the current presentation as follows: Amortization expense of $10.0 million and $31.4 million has been excluded from the original reported Non-GAAP Adjusted Net Income for the prior quarter and fiscal year ended January 25, 2025, respectively. 3. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long- term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 4. As of Q4 2026 and Q3 2026, the Company had $53.6 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter, including revenue from acquired businesses for the entirety of the quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 7. Amounts represent contract revenues from acquired businesses that were not owned for the entirety of both the current and prior year periods. 8. The Company has a 52/53 week fiscal year. The fiscal year ended January 25, 2025 contained 52 weeks, while the quarter and fiscal year ended January 31, 2026 contained an additional week of operations. The Non-GAAP adjustment for the additional week of operations is calculated independently for the quarter and fiscal year ended January 31, 2026 as (i) contract revenues for the quarter ended January 31, 2026 less (ii) contract revenues from the applicable acquired businesses that were not owned for the entirety of both the current and prior year periods (iii) divided by 14 weeks. 9. The Company incurred costs of approximately $18.8 million in connection with the acquisition of Power Solutions in the quarter ended January 31, 2026 and approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024. 10. During the fiscal years ended January 31, 2026 and January 25, 2025, the Company recognized a loss on debt extinguishment of approximately $7.3 million and $1.0 million, respectively, in connection with amendments of its credit agreement. 11. In connection with the Company’s CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense of $2.1 million and $11.4 million during the quarter and fiscal year ended Janaury 25, 2025, respectively, related to previously issued equity awards. NOTES

20 Callie Tomasso VP Investor Relations & Corporate Communications (561) 799-2260 InvestorRelations@dycomind.com 300 Banyan Boulevard, Suite 1101 West Palm Beach, FL 33401 (561) 627-7171 dycomind.com dycom-industries CONTACT US Investor and Media Contact Corporate Office

THE PEOPLE CONNECTING AMERICA®